                                                                EXHIBIT 23.3
[KPMG LETTERHEAD]


The Directors
Astor Corporation
8521 Six Forks Road
Suite 105                                               Our ref   mww-02/a1/560
Raleigh
NC 27615                                                Contact   Mark Wilford
USA                                                               0171-3118383

19 December 1996

Dear Sirs

We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Auditors" in the registration statement.

Yours faithfully,
/s/ KPMG
KPMG


[KPMG LETTERHEAD]